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                        SUPPLEMENT DATED JULY 7, 1997

                                      TO

                     STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY 1, 1997

                                      OF

                       STRONG SCHAFER VALUE FUND, INC.



        Effective July 7, 1997, Mr. Philip P. Young was appointed as a non-interested director of Strong Schafer Value Fund, Inc. (the "Fund") to fill the vacancy created by the death of Mr. Eugene W. Potter, Jr. on June 10, 1997. Mr. Young is a private investor. Prior to April 1, 1996, he was a managing director of Lazard Freres & Co. L.L.C., an investment banking firm. Mr. Young's address is 48 Woodhill Road, Newton, Pennsylvania 18940.